UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 23, 2013

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York (State or Other Jurisdiction of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)
7201 West Friendly Avenue Greensboro, North Carolina (Address of Principal Executive Offices)	27410 (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 23, 2013, Unifi, Inc. (the “Registrant”) issued a press release announcing its preliminary operating results for the first quarter ended September 29, 2013 of its 2014 fiscal year, which press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01.     REGULATION FD DISCLOSURE.

On October 24, 2013, the Registrant will host a conference call to discuss its preliminary operating results for the first quarter ended September 29, 2013 of its 2014 fiscal year. The slide package prepared for use by executive management for this conference call is furnished herewith as Exhibit 99.2. All of the information in the conference call and in the slide package is being presented as of October 24, 2013, except for information for which an earlier date is indicated, and the Registrant does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 8.01.     OTHER EVENTS.

On October 23, 2013, the Registrant issued a press release announcing its preliminary operating results for the first quarter ended September 29, 2013 of its 2014 fiscal year, a copy of which press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 23, 2013 with respect to the Registrant’s preliminary operating results for the first quarter ended September 29, 2013 of its 2014 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on October 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

By:	/s/ W. RANDY EADDY
W. Randy Eaddy
General Counsel

Dated: October 24, 2013

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 23, 2013 with respect to the Registrant’s preliminary operating results for the first quarter ended September 29, 2013 of its 2014 fiscal year.
99.2	Slide Package prepared for use in connection with the Registrant’s conference call to be held on October 24, 2013.